KF Griffin Blue Chip and Covered Call Fund

Class A: KFGAX

Class C: KFGCX

Class I: KFGIX

November 6, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus, dated October 3, 2013, and should be read in conjunction with such Prospectus and any Supplement to the Prospectus.

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Effective November 1, 2013, Class C shares of the Fund will no longer be subject to the 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after purchase. Class C shares purchased prior to November 1, 2013 redeemed less than one year from the purchase date will remain subject to the CDSC.

Accordingly, the following changes are made to the Prospectus:

1) The fee and expense table contained under the section of the Prospectus entitled “Fund Summary -  Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following fee and expense table:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or current market value)	1.00%	None[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%
Fee Waiver and/or Expense Reimbursement [3]	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.50%	1.50%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase.

2  Estimated for the current fiscal year.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding certain fees and expenses) to 1.50% for all share classes through January 31, 2015.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

2) The section of the prospectus entitled “How to Buy Shares – Class C Shares” is deleted in its entirety and replaced with the following:

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated October 3, 2013 and any Supplement to the Prospectus or SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-499-2321 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.